Note 36 - The Russia-Ukraine armed conflict and its impact on Tenaris’s operations	12 Months Ended
Dec. 31, 2022
Extraordinary and Unusual Items 1 [Abstract]
Note 36 - The Russia-Ukraine armed conflict and its impact on Tenaris’s operations

36The Russia-Ukraine armed conflict and its impact on Tenaris’s operations

On February 24, 2022, Russia launched a military attack on Ukraine. In response, several jurisdictions, including the United States, the European Union and the United Kingdom imposed a wave of sanctions against certain Russian institutions, companies and citizens. The Russian government retaliated by ordering several economic counter measures, including restrictions on residents transferring foreign currency abroad.

Tenaris has so far found alternative sources in response to the interruption in supplies from Ukraine and the impact of sanctions on supplies from Russia but may still be faced with supply delays or forced to pay higher prices to secure the raw materials, in particular energy, required for its steelmaking operations. Although it is hard to predict how energy and commodity prices will continue to behave as the conflict unfolds, higher prices and possible shortages of energy and raw materials used in Tenaris’s steelmaking operations would result in higher production costs and potential plant stoppages, affecting its profitability and results of operations.

Tenaris’s sales to Russian customers were not material in the year ended December 31, 2022. All sales to Russian customers and all purchases from Russian suppliers were made in compliance with applicable regulations. There are no significant exposures or credit loss effects related to Russian counterparties, and the conflict has not created any uncertainty on the value of financial instruments. The currently ongoing events have not changed significant judgements taken into consideration when performing impairments tests, nor have they raised going concern risks. In addition, Tenaris is assessing the closure of its representative office in Moscow, which is currently not operative.

In light of the armed conflict and the designation of Severstal’s controlling shareholder as person subject to EU and UK sanctions, in March 2022, Tenaris recorded an impairment in the amount of approximately $14.9 million in connection with its investment in a joint venture in Russia with Severstal. See note 13.